Exhibit 10.7

LIMITED WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT

THIS LIMITED WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of October 15, 2021 (the “Amendment”), among ALTUS MIDSTREAM LP, a Delaware limited partnership (“Borrower”), the Lenders party hereto, Swingline Lender party hereto, Issuing Banks party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the other Agents party hereto.

W I T N E S S E T H:

1. Borrower, the Lenders (including the Swingline Lender), the Issuing Banks, the Administrative Agent, and the other Agents party thereto are parties to that certain Credit Agreement, dated as of November 9, 2018, as previously amended (the “Credit Agreement”), pursuant to which the Lenders (including the Swingline Lender) and the Issuing Banks agreed to make loans to and extensions of credit on behalf of Borrower.

2. Borrower is contemplating a business combination transaction with New BCP Raptor Holdco, LLC, a Delaware limited liability company (“Contributor”), whereby Contributor contributes, assigns, transfers, conveys, and delivers to Borrower all of the outstanding equity interests in each of BCP Raptor Holdco, LP, a Delaware limited partnership (“Raptor”), and BCP Raptor Holdco GP, LLC, a Delaware limited liability company, in exchange for common units representing limited partnership interests in Borrower and shares of the Class C common stock, par value $0.0001 per share, of Altus Midstream Company, a Delaware corporation (“ALTM”), (the “Contribution Transaction”).

3. The Contribution Transaction would be consummated pursuant to the terms of that certain (i) Contribution Agreement, dated as of October 21, 2021, by and among ALTM, Borrower, Contributor, and Raptor (the “Contribution Agreement”) and (ii) Third Amended and Restated Agreement of Limited Partnership of Borrower, dated as of October 21, 2021, by and among Altus Midstream GP LLC, a Delaware limited liability company, as the sole general partner of Borrower, and each of the Limited Partners (as defined therein) (the “Third Partnership Agreement”), whereupon the beneficial ownership of Borrower would change, resulting in a change in control pursuant to Section 8.1(i)(ii) of the Credit Agreement (“Anticipated Default”).

4. Borrower has requested that (i) the Administrative Agent, the Swingline Lender, the Issuing Banks and the Lenders waive the Anticipated Default and (ii) the Credit Agreement be amended as provided herein.

5. Subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment providing the requested waiver and amendments.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

SECTION 2. Limited Waiver. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, the Administrative Agent, the Swingline Lender, the Issuing Banks, and the Lenders hereby waive as of the Amendment Effective Date the Anticipated Default and all rights and remedies under the Credit Agreement and the other Loan Documents arising as a result of the occurrence and continuance of the Anticipated Default; provided that nothing contained herein shall in any way (i) waive, release, modify, or limit the obligations of the Borrower or its Subsidiaries to otherwise comply with all terms and conditions of any or all of the Credit Agreement and the other Loan Documents or (ii) waive, release, modify, hinder, restrict, or otherwise limit any or all of the rights, remedies and privileges of the Administrative Agent, the Swingline Lender, the Issuing Banks, and the Lenders thereunder following the occurrence of any Default or Event of Default under the Credit Agreement, other than with respect to the Anticipated Default.

SECTION 3. Amendments to Credit Agreement. The following amendments to the Credit Agreement will become effective as of the Amendment Effective Date (as hereinafter defined):

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition of “Contribution Transaction” in appropriate alphabetical order:

“     “Contribution Transaction” means consummation of the business combination transaction contemplated by that certain (i) Contribution Agreement, dated as of October 21, 2021, by and among Altus Midstream Company, a Delaware corporation, Borrower, New BCP Raptor Holdco, LLC, a Delaware limited liability company, and BCP Raptor Holdco, LP, a Delaware limited partnership (“Raptor”), and (ii) Third Amended and Restated Agreement of Limited Partnership of Borrower, dated as of October 21, 2021, by and among Altus Midstream GP LLC, a Delaware limited liability company, as the sole general partner of Borrower, and each of the Limited Partners (as defined therein), whereupon the beneficial ownership of Borrower will change.”

(b) Article VII of the Credit Agreement is hereby amended by inserting the following Section 7.9 immediately following Section 7.8:

“     SECTION 7.9 Specific Subsidiaries. Upon consummation of the Contribution Transaction:

(a) each of BCP RAPTOR, LLC and BCP RAPTOR II, LLC shall at all times be an Unrestricted Subsidiary; provided that Borrower may elect to designate either or both of BCP RAPTOR, LLC and BCP RAPTOR II, LLC as a Restricted Subsidiary by certifying to the Administrative Agent that such Subsidiary neither has Indebtedness outstanding nor can incur Indebtedness under a loan or credit agreement that existed as of consummation of the Contribution Transaction, and

(b) BCP PHP, LLC shall be a Restricted Subsidiary unless and until Borrower elects otherwise.

2

(c) Section 8.1(i) of the Credit Agreement is hereby amended in its entirety as follows:

“     (i) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (other than an Existing Owner (defined below)) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended) of more than 50% of the outstanding common equity of the Borrower. “Existing Owner” means any Person that directly or indirectly owns 10% or more of Borrower’s outstanding common equity upon consummation of the Contribution Transaction and thereafter continuously owns, directly or indirectly, at least 10% of Borrower’s outstanding common equity.”

(d) Each of Section 8.1(i)(ii) and 8.1(i)(iii) of the Credit Agreement is hereby deleted in its entirety.

SECTION 4. Effectiveness. This Amendment will become effective on the date of the satisfaction of the following conditions precedent (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received counterparts hereof duly executed by Borrower, the Administrative Agent, the Swingline Lender, the Issuing Banks and the Lenders.

(b) The Administrative Agent shall have received a certificate of an Authorized Officer certifying that attached thereto is an accurate and complete copy of each of the Contribution Agreement and the Third Partnership Agreement, each of which is substantially similar to the material terms thereof as in effect on the date thereof.

(c) The Administrative Agent shall have received a certificate of an Authorized Officer:

(i) certifying that the Contribution Transaction has closed,

(ii) listing any and all entities contributed to Borrower and its Subsidiaries as part of the Contribution Transaction and as to each such entity that thereupon became a Subsidiary of Borrower, designating, subject to Section 7.9 of the Credit Agreement, as amended by this Amendment, whether such Subsidiary is a Restricted Subsidiary or an Unrestricted Subsidiary,

(iii) including an organizational chart of Borrower and its Subsidiaries upon closing of the Contribution Transaction, and

(iv) listing any and all loans or credit facilities representing Indebtedness of entities that became Subsidiaries of Borrower as part of the Contribution Transaction, including parties thereto, amount, maturity date, and a description of any security (the “Contributed Indebtedness”).

(d) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof as if made on the date hereof.

3

(e) No Event of Default, or event which with the giving of notice or passage of time or both would constitute an Event of Default, shall have occurred and be continuing.

(f) Borrower shall have paid to the Administrative Agent and any other Agent or Lender all fees, costs and expenses agreed in writing and payable in connection with this Amendment becoming effective on the Amendment Effective Date.

(g) The Administrative Agent shall have received a true and complete copy of each other instrument, certificate, agreement, financing statement, and other existing document reasonably requested by the Administrative Agent and delivered by parties to, and as part of, the Contribution Transaction or the Contributed Indebtedness.

SECTION 5. Reaffirmation of Representations and Warranties. To induce the Lenders, the Swingline Lender, the Issuing Banks and the Administrative Agent to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, the following:

(i) The representations and warranties of Borrower set forth in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(ii) Each of Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of their organization and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

(iii) The execution, delivery and performance by Borrower of this Amendment and each other Loan Document executed or to be executed by it, are within Borrower’s partnership powers and have been duly authorized by all necessary partnership action on behalf of it.

(iv) This Amendment, the Credit Agreement, as amended hereby, and each other Loan Document executed or to be executed by it has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and to general principles of equity.

(v) The execution, delivery and performance by Borrower of this Amendment and each other Loan Document executed or to be executed by it, do not (a) contravene Borrower’s certificate of formation or other organizational documents, as the case may be, (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any Subsidiary, or (c) result in, or require the creation or imposition of, any Lien, not permitted by Section 7.1 of the Credit Agreement, on any of Borrower’s or any Subsidiary’s properties.

4

(vi) No Default under the Loan Documents has occurred and is continuing and Borrower is in compliance with the financial covenant set forth in Section 6.2 of the Credit Agreement.

SECTION 6. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect and shall continue in full force and effect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 10. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 11. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the Credit Agreement.

SECTION 12. No Oral Agreements. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALTUS MIDSTREAM LP, a Delaware limited partnership

By: Altus Midstream GP LLC, its general partner

By:	/s/ Ben C. Rodgers
Name:	Ben C. Rodgers
Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an Issuing Bank, as a Swingline Lender and as a Lender

By:	/s/ Sofia Barrera Jaime
Name:	Sofia Barrera Jaime
Title:	Vice President

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, as an Issuing Bank and as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

CITIBANK, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Catherine Shepherd
Name:	Catherine Shepherd
Title:	Vice President

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

BANK OF AMERICA, N.A., as a Co-Documentation Agent and as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Co-Documentation Agent and as a Lender

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

MUFG BANK, LTD., as a Co-Documentation Agent and as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Co-Documentation Agent and as a Lender

By:	/s/ Scott Nickel
Name:	Scott Nickel
Title:	Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

BANK OF MONTREAL, as a Lender

By:	/s/ Hill Taylor
Name:	Hill Taylor
Title:	Vice President

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

TRUIST BANK, formerly known as Branch Banking and Trust Company, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Balaji Rajgopal
Name:	Blaji Rajgopal
Title:	Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

TRUIST BANK, as successor by merger to SunTrust Bank, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

[SIGNATURE PAGE TO LIMITED WAIVER AND

THIRD AMENDMENT TO CREDIT AGREEMENT - ALTUS]

S - 19